UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 7, 2013

ALLIANCE FINANCIAL CORPORATION

(Exact name of Registrant as specified in its charter)

New York	000-15366	16-1276885
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

120 Madison Street, Syracuse, New York		13202
(Address of principal executive offices)		(Zip Code)

(315) 475-2100

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On March 8, 2013, pursuant to the terms and conditions of the Agreement and Plan of Merger, dated as of October 7, 2012 (the “Merger Agreement”), between NBT Bancorp Inc. (“NBT”) and Alliance Financial Corporation (“Alliance”), NBT completed its acquisition of Alliance through the merger of Alliance with and into NBT, with NBT as the surviving corporation (the “Merger”). Upon completion of the Merger, the separate corporate existence of Alliance ceased. Immediately following the effective time of the Merger, Alliance’s subsidiary bank, Alliance Bank, N.A. (“Alliance Bank”), merged with and into NBT’s subsidiary bank, NBT Bank, N.A. (“NBT Bank”), with NBT Bank continuing as the surviving entity.

As a result of the Merger, for each share of Alliance common stock, Alliance shareholders are entitled to receive 2.1779 shares of the common stock of NBT and cash in lieu of any fractional share. The total consideration payable to Alliance shareholders is approximately 10,346,911 shares of NBT common stock, valued at $218.3 million based on the March 7, 2013, closing price of $21.10 per share of NBT common stock.

Effective upon the closing of the Merger, Jack H. Webb, Alliance’s Chairman, President and Chief Executive Officer, began employment as the Executive Vice President, Strategic Support of NBT.

Later this month, NBT will expand the size of its board of directors by three seats and designate Mr. Webb and two other members of Alliance’s board of directors to serve on NBT’s board of directors. The designees to NBT’s board of directors will also be appointed to the board of directors of NBT Bank.

This description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which was filed as Exhibit 2.1 to Alliance’s Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on October 9, 2012, and is incorporated herein by reference.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with the closing of the Merger, Alliance notified the NASDAQ Global Select Market (“NASDAQ”) that the Merger was to be consummated on March 8, 2013 and requested that NASDAQ suspend the trading of Alliance common stock, which common stock was traded under the symbol “ALNC,” and file with the SEC a notification of removal from listing on Form 25. [On March 8, 2013, NASDAQ filed a delisting application on Form 25 with the SEC to report that the shares of Alliance’s common stock were no longer listed on NASDAQ.] NBT, as the successor to Alliance, intends to file a certification on Form 15 on behalf of Alliance with the SEC requesting the suspension of Alliance’s reporting obligations under Sections 13 and 15(d) of the Securities Exchange Act of 1934, as amended. The information provided in response to Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.03.	Material Modification to Rights of Security Holders.

The information provided in response to Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.01.	Changes in Control of Registrant.

Upon the closing of the Merger on March 8, 2013, Alliance merged with and into NBT, with NBT as the surviving corporation, the corporate existence of Alliance ceased, and its subsidiary, Alliance Bank, merged with and into NBT Bank, with NBT Bank continuing as the surviving entity. The information provided in response to Item 2.01 of this Current Report on Form 8-K is also incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Directors and Executive Officers

In connection with the closing of the Merger, each director resigned from Alliance’s board of directors and any committees on which such director served, effective as of the closing of the Merger. In addition, as of March 8, 2013, Jack H. Webb, Alliance’s President and Chief Executive Officer, John H. Watt, Jr., Alliance’s Executive Vice President, J. Daniel Mohr, Alliance’s Executive Vice President and Chief Financial Offer, and Judy A. Schultz, Alliance’s Corporate Secretary, resigned from their respective positions with Alliance.

Employment and Severance Agreements

In connection with the Merger Agreement, on October 7, 2012, NBT and Mr. Webb entered into an employment agreement, with Alliance Bank party to certain provisions thereof, which became effective upon the closing of the Merger. Additionally, in connection with the Merger Agreement, on October 7, 2012, each of John H. Watt, Jr. and J. Daniel Mohr (the “Executives”) entered into a settlement agreement with NBT, Alliance and Alliance Bank, which became effective upon the closing of the Merger. A description of the foregoing employment and severance agreements was included in Item 5.02 of Alliance’s Current Report on Form 8-K filed with the SEC on October 9, 2012, and is incorporated herein by reference. This description of the foregoing employment and severance agreements does not purport to be complete and is qualified in its entirety by reference to such employment and severance agreements, copies of which were filed as Exhibits 10.1 and 10.2 to Alliance’s Current Report on Form 8-K filed with the SEC on October 9, 2012, and incorporated herein by reference.

The information provided in response to Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On March 7, 2013, Alliance held a Special Meeting of Shareholders (the “Meeting”). Of the 4,782,185 shares of Alliance’s common stock outstanding as of the record date for the Meeting, 3,596,200 shares were present or represented by proxy at the Meeting.

At the Meeting, the shareholders voted to (i) adopt the Merger Agreement and (ii) approve an advisory (non-binding) proposal on the golden parachute compensation payable to named executive officers of Alliance in connection with the Merger.

The voting results from the Meeting were as follows:

•	Proposal 1 – To adopt the Merger Agreement:

FOR	AGAINST	ABSTENTION	BROKER NONVOTE
3,520,622	67,333	4,901	3,344

•	Proposal 2 – To approve an advisory (non-binding) proposal on the golden parachute compensation payable to named executive officers of Alliance in connection with the merger:

FOR	AGAINST	ABSTENTION	BROKER NONVOTE
2,841,566	690,178	61,108	3,348

In connection with the Meeting, Alliance also solicited proxies with respect to a proposal to adjourn the Meeting at a later date or time, if necessary, in the event there were not sufficient votes in favor of the Merger Agreement at the time of the Meeting. The adjournment proposal was withdrawn because Company’s shareholders approved the Merger Agreement, as noted above.

A copy of Alliance’s press release relating to the shareholder approval of the Merger Agreement is attached hereto as Exhibit 99.1 to this report.

Disclosures About Forward Looking Statements

Certain statements contained in this filing contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, including, among others, statements regarding the anticipated merger, are forward-looking statements. Those statements include statements regarding the intent, belief or current expectations of Alliance, as well as the assumptions on which such statements are based, and generally are identified by the use of words such as “believes,” “expects,” “anticipates,” “intends,” “estimates,” “plan,” “will,” “may,” “intend,” “guidance” or similar expressions. Because these statements reflect Alliance’s current views, expectations and beliefs concerning future events, these forward-looking statements involve risks and uncertainties. Many of these factors are beyond Alliance’s ability to control or predict. Such factors include, but are not limited to, any conditions imposed in connection with the merger, the satisfaction of various other conditions to the closing of the merger, and other factors including those detailed from time to time in the Company’s periodic reports filed with the SEC, including Current Reports on Form 8-K, Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K, particularly the discussion under the caption “Risk Factors” in its Annual Report on Form 10-K for the year ended December 31, 2012, which have been filed with the SEC. The forward-looking statements in this filing are qualified by these risk factors. These are factors that, individually or in the aggregate, could cause Alliance’s actual results to differ materially from expected and historical results. These risks and uncertainties should be considered in evaluating any forward-looking statements contained herein. Alliance assumes no obligation to publicly update any forward-looking statements, whether as a result of new information, future developments or otherwise.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of October 7, 2012, by and between NBT Bancorp Inc. and Alliance Financial Corporation (incorporated by reference to Exhibit 2.1 of Alliance’s Current Report on Form 8-K filed with the SEC on October 9, 2012).

10.1	Employment Agreement, dated as of October 7, 2012, by and among Jack H. Webb, NBT Bancorp Inc. and Alliance Bank, N.A. (incorporated by reference to Exhibit 10.1 of Alliance’s Current Report on Form 8-K filed with the SEC on October 9, 2012).

10.2	Form of Settlement Agreement, dated as of October 7, 2012, by and among certain executives, NBT Bancorp Inc., Alliance Financial Corporation and Alliance Bank, N.A. (incorporated by reference to Exhibit 10.2 of Alliance’s Current Report on Form 8-K filed with the SEC on October 9, 2012).

99.1	Press Release, dated March 7, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIANCE FINANCIAL CORPORATION

Date: March 8, 2013

	By:	/s/ J. Daniel Mohr
J. Daniel Mohr Executive Vice President and CFO

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of October 7, 2012, by and between NBT Bancorp Inc. and Alliance Financial Corporation (incorporated by reference to Exhibit 2.1 of Alliance’s Current Report on Form 8-K filed with the SEC on October 9, 2012).

10.1	Employment Agreement, dated as of October 7, 2012, by and among Jack H. Webb, NBT Bancorp Inc. and Alliance Bank, N.A. (incorporated by reference to Exhibit 10.1 of Alliance’s Current Report on Form 8-K filed with the SEC on October 9, 2012).

10.2	Form of Settlement Agreement, dated as of October 7, 2012, by and among certain executives, NBT Bancorp Inc., Alliance Financial Corporation and Alliance Bank, N.A. (incorporated by reference to Exhibit 10.2 of Alliance’s Current Report on Form 8-K filed with the SEC on October 9, 2012).

99.1	Press Release, dated March 7, 2013.